UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2010

CHINA MEDICINE CORPORATION
(Exact name of registrant as specified in Charter)

Nevada	000-51379	51-0539830
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2/F, Guangri Tower
No. 9 Siyounan Road 1st Street
Yuexiu District
Guangzhou, China 510600
(Address of registrant’s principal executive office)

(8620) 8739-1718 and (8620) 8737-8212
(Registrant’s telephone number, including area code)

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

China Medicine Corporation, a Nevada corporation (the “Company”), is furnishing management’s presentation materials, which were prepared for a presentation at the CLSA Emerging Markets Pharma Conference in New York City, which is scheduled to occur at 2:15 P.M. Eastern Time on Wednesday, December 1, 2010.

The Company is not undertaking to update this presentation.  This Current Report on Form 8-K should not be deemed an admission as to the materiality of any information contained in the presentation.  The full text of the presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The presentation slides will also be posted to the Company’s website after the event.

Item 9.01	Financial Statements and Exhibits

 (d)           Exhibits.

The following is filed as an exhibit to this report:

Exhibit No.	Description

99.1	Presentation materials of China Medicine Corporation, dated November 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MEDICINE CORPORATION

By:	/s/ Senshan Yang
Name:	Senshan Yang
Title:	Chief Executive Officer
Date:    November 29, 2010